UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 29, 2010

The Scotts Miracle-Gro Company
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	001-11593	31-1414921
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

14111 Scottslawn Road, Marysville, Ohio		43041
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	937-644-0011

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

James Hagedorn Decision to Continue as Chief Executive Officer:

On October 29, 2010, The Scotts Miracle-Gro Company (the "Company") announced that James Hagedorn has decided to continue to serve as both Chairman of the Board and Chief Executive Officer of the Company. In 2008, Mr. Hagedorn announced his intention to retire as Chief Executive Officer during the Company’s 2011 fiscal year.

Resignation of Mark R. Baker as President, Chief Operating Officer and Member of the Board:

On October 29, 2010, the Company announced that in light of Mr. Hagedorn’s decision, Mark R. Baker has resigned as the Company’s President and Chief Operating Officer and as a Class III member of the Board of Directors of the Company effective immediately.

Election of Barry W. Sanders as President:

On October 29, 2010, the Company announced that Barry W. Sanders has been elected to serve as President of the Company effective immediately. In this position, Mr. Sanders will oversee all business unit and operating functions at the Company and The Scotts Company LLC, the Company's wholly-owned subsidiary, and will report directly to the Company’s Chairman of the Board and Chief Executive Officer, James Hagedorn.

Prior to his election as President, Mr. Sanders, 46, had served as the Company’s Executive Vice President, Global Consumer since June 2010. Previously, he served as Executive Vice President, North America of the Company from September 2007 until May 2010. He served as Executive Vice President of Global Technology and Operations of the Company from January to September 2007, where he was responsible for the Company’s supply chain and information systems, as well as research and development efforts. Before January 2007, he led the North American and global supply chain organizations as well as the North American sales force. In 2005, Mr. Sanders ran the Company’s Smith & Hawken business on an interim basis. He has been an employee of the Company (or the Company’s predecessor) since 2001 and an executive officer since January 2007.

In connection with his election as President of the Company, Mr. Sanders will receive an increase in his current base salary from $475,000 to $600,000 effective November 1, 2010, and his target incentive opportunity under The Scotts Company LLC Amended and Restated Executive Incentive Plan will increase from 60% of base salary to 70%, effective October 1, 2010.

Item 8.01 Other Events.

On October 29, 2010, the Company issued a news release announcing (i) that James Hagedorn has decided to continue to serve as both Chairman of the Board and Chief Executive Officer of the Company; (ii) the resignation of Mark R. Baker as the Company’s President and Chief Operating Officer and as a Class III member of the Company’s Board of Directors; and (iii) the election of Barry W. Sanders to serve as President of the Company.

A copy of the news release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:
Not applicable.

(b) Pro forma financial information:
Not applicable.

(c) Shell company transactions:
Not applicable.

(d) Exhibits:

99.1 - News Release issued by The Scotts Miracle-Gro Company on October 29, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Scotts Miracle-Gro Company

October 29, 2010	By:	/s/ Vincent C. Brockman

Name: Vincent C. Brockman
Title: Executive Vice President, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	News Release issued by The Scotts Miracle-Gro Company on October 29, 2010